SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 18, 2009

BALQON CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-52337 (Commission File Number)	33-0989901 (IRS Employer Identification No.)

1420 240th Street, Harbor City, California 90710
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (714) 836-6342

1701 E. Edinger, Unit E-3, Santa Ana, California  92705
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02.   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR ARELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On May 18, 2009, the management of Balqon Corporation (the “Company”), following discussions with the Securities and Exchange Commission (the “Commission”), concluded, with the concurrence of the Audit Committee of the Company’s Board of Directors, that an accounting error had been made in the Company’s historical financial statements in relation to the recording of the value of stock compensation awarded in June and August 2008 and that, as a result, the Company’s financial statements for the year ended December 31, 2008 and the fiscal quarters ended June 30, 2008 and September 30, 2008 should be amended and restated.  In light of the restatements, the financial statements and other financial information included in the Company’s  (i) Annual Report on Form 10-K for the year ended December 31, 2008, (ii) Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2008, and (iii) Current Report on Form 8-K filed with the Commission on October 30, 2008, should no longer be relied upon.  Additionally, the financial statements and other financial information included in Amendment No. 1 to the Company’s Registration Statement on Form S-1 filed with Commission on April 9, 2009 should no longer be relied upon.

The restatements will reflect changes to the accounting treatment of certain stock based compensation awarded during June and August 2008.  On June 4, 2008, the Company issued an aggregate of 4,500,090 shares of its common stock and options to purchase an aggregate of 4,562,592 shares of its common stock as compensation to certain of its employees and consultants.  In addition, on August 28, 2008, the Company issue an aggregate of 832,910 shares of its common stock as compensation to an officer of the Company and to consultants.  The shares of common stock were initially valued at $0.015 per share, and the Company recorded a total compensation expense of $77,595.  The options were initially valued at $0.

Statement of Financial Accounting Standards No. 123 “Share-Based Payment” (“SFAS 123R”) requires the use of the “fair-value-based method” to measure the value of stock-based compensation.  In June and August 2008, when the stock based compensation was awarded, an active market for the Company’s common stock did not exist.  Therefore, in its application of SFAS 123R, the Company used alternative valuation methods to calculate the fair value of the common stock issued during June and August 2008 and the options granted during June 2008. The alternative valuation method included consideration of a valuation conducted by a third-party specialist in August, 2008.  The application of the Black-Scholes pricing model to the options granted in June 2008 using the alternative valuation method resulted in a valuation of the options equal to $0.  This change in valuation method also impacted the amount of beneficial conversion feature from warrants applicable to the $1,310,000 of convertible notes that were issued by the Company during July and September of 2008.

Following recent discussions with the Commission in connection with comments issued by the Commission with respect to the Company’s Registration Statement on Form S-1, the Company concluded that it must rely on the $1.00 conversion price per share of common stock of the Company’s convertible notes that were offered and sold in July and September 2008 in determining the value of the shares of common stock issued in July and August 2008 and the options issued in July 2008.  The Company recalculated the stock based compensation expense for second and third quarters of 2008 using a common stock valuation of $1.00 per share and determined that the resulting increase to the compensation expense for the applicable periods was material.  On that basis, management recommended to the Audit Committee that a restatement is required.

The Company currently estimates that the Company’s reported net loss, net loss per share, additional paid in capital and shareholders’ deficiency will be restated for the year ended December 31, 2008.  The following is a summary of the effects of the restatement on the Company’s consolidated financial statements:

	As Originally Reported	Restatement Adjustments	As Restated
Six months ended June 30, 2008:
Net loss	$(197,459)	$(4,580,309)	$(4,777,768)
Net loss per share (basic and diluted)	(0.01)	(0.18)	(0.19)
Additional paid in capital	0	4,580,309	4,580,309
Shareholders’ deficiency	(285,033)	(4,580,309)	(4,865,342)
Three months ended September 30, 2008:
Net loss	$(573,735)	$(1,422,177)	$(1,995,912)
Net loss per share (basic and diluted)	(0.02)	(0.07)	(0.09)
Additional paid in capital	0	6,234,087	6,234,087
Shareholders’ deficiency	(858,767)	(6,002,486)	(6,861,253)
Nine months ended September 30, 2008:
Net loss	$(771,193)	$(6,002,486)	$(6,773,679)
Net loss per share (basic and diluted)	(0.04)	(0.32)	(0.36)
Additional paid in capital	0	6,234,087	6,234,087
Shareholders’ deficiency	(858,767)	(6,002,486)	(6,861,253)
Year ended December 31, 2008:
Net loss	$(1,405,821)	$(6,234,087)	$(7,639,908)
Net loss per share (basic and diluted)	(0.07)	(0.31)	(0.38)
Additional paid in capital	2,122,869	6,234,087	8,356,959
Shareholders’ deficiency	(1,493,394)	(6,234,087)	(7,727,481)

The Company expects to file amendments to its Annual Report on Form 10-K for the year ended December 31, 2008, and its Form 10-Q/A for the quarterly period ended September 30, 2008 demonstrating the quarterly and year-to-date impact of the adjustments to the applicable 2008 periods, as soon as practicable.  Additionally, the Company expects to file a Form 8-K/A to amend the financial statements and financial information for the fiscal quarter ended June 30, 2008 reported in the Company’s current report on Form 8-K filed on October 30, 2008.  However, because the timing of the restatement process is subject to the completion of, among other things, the Company’s accounting review and audit processes, there can be no assurance as to the actual filing date of the restated financial results.

The Company’s management is assessing the effect of the restatement on the Company’s internal control over financial reporting. Management expects to reach a final conclusion on the restatement’s effect on internal control over financial reporting and disclosure controls and procedures upon completion of the restatement process. Until the restatement process is completed, the Company’s estimates of the expected adjustments are subject to change. Any changes to estimates herein, which are not audited, as well as additional items that may be identified, could be material to the Company’s financial condition and results of operations.

The Audit Committee and management of the Company have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Weinberg & Company, LLP.

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934.  All statements included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates, will or may occur in the future are forward-looking statements. Forward-looking statements can be identified by such forward-looking terminology as "expects," "intends," "plans," "anticipates," "believes," "seeks," "estimates," and words or phrases of similar import.  With the exception of historical information, the matters discussed in this press release, including without limitation, the actual types and amounts of adjustments to be made to the Company’s financial statements, the periods as to which adjustments may be required, and the timing of the preparation and filing of amended and new periodic reports, are forward-looking statements.  Forward-looking statements are subject to many risks and uncertainties that could cause the Company's actual results to differ materially from any future results expressed or implied by the forward-looking statements.  There can be no assurance that management, the Audit Committee or the Company's independent registered public accounting firm will not reach conclusions regarding the impact of the restatement that are different than management's preliminary estimates or identify additional issues or other considerations in connection with the restatement and the audit and review process, or that these issues or considerations will not require additional adjustments to the Company's prior financial results for additional annual or quarterly periods.  All of these statements are subject to risks and uncertainties that may cause the statements to be inaccurate. These risks and uncertainties include, but are not limited to, those resulting from the Company's ongoing analysis of the effect of the correction in the Company's accounting method for stock based compensation; other accounting adjustments that may result from review of the Company's financial statements for the periods in question; the timing of the completion of the audit of the Company's restated financial statements by its independent registered public accounting firm; the Company's ability to timely file amended periodic reports reflecting its restated financial statements; the ramifications of the Company's potential inability to timely file required reports, including potential delisting of the Company's common stock on the OTC Bulletin Board; potential claims and proceedings relating to such matters, including stockholder litigation and action by the Commission, U.S. Attorney's Office or other governmental agencies and negative tax or other implications for the Company resulting from the accounting adjustments.  In addition, investors should also review the factors contained in the “Risk Factors” section of the Company’s Form 10-K filed with the Commission on March 31, 2009. The Company undertakes no obligation to update, and does not have a policy of updating or revising, these forward-looking statements.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated May 18, 2009 relating to restatement of financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALQON CORPORATION

Date: May 18, 2009	By:	/s/ BALWINDER SAMRA
Balwinder Samra, President and Chief Executive Officer

EXHIBITS ATTACHED TO THIS FORM 8-K

Exhibit No.	Description
99.1	Press release dated May 18, 2009 relating to restatement of financial statements.

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